Exhibit 10.24

Execution Version

AMENDMENT TO

COMPANY STOCKHOLDER SUPPORT AGREEMENT

THIS AMENDMENT (this “Amendment”) TO THE COMPANY STOCKHOLDER SUPPORT AGREEMENT (the “Agreement”), dated as of February 12, 2022, is among Dynamics Special Purpose Corp., a Delaware corporation (“Parent”), Senti Biosciences, Inc., a Delaware corporation (the “Company”) and the undersigned holder (the “Holder”). Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, pursuant to Section 12 of the Agreement, the Agreement may be amended only upon an instrument in writing signed on behalf of each of the Parties.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto hereby amend the Agreement as follows:

1.    The second recital of the Agreement is hereby amended and restated to read as follows:

“WHEREAS, each Holder beneficially owns (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and has sole voting power with respect to the number and type of the Company Shares indicated opposite such Holder’s name on Schedule 1 attached hereto (or, in the case of any Holder who executes a signature page to this Agreement after the date hereof, attached to such Holder’s signature page) (as used herein, the term “Shares” means all the Company Shares held by the Holders as of the date hereof and any Company Shares or other equity interests or shares of the capital stock of the Company or the Parent that such Holder may hereafter acquire, including, without limitation, through acquiring ownership of record or the power to vote (including, without limitation, by proxy or power of attorney), or through the conversion or exercise of, or exchange for, any securities held as of the date hereof, prior to the termination of the obligations of such Holder under this Agreement);”

2.    Section 2(b) of the Agreement is hereby amended and restated to read as follows:

“From the Effective Time until the earlier of (i) the Lock-Up Release Date or (ii) the valid termination of this Agreement pursuant to Section 13, each Holder hereby agrees that it shall not, directly or indirectly, Transfer any of the Shares (including, for the avoidance of doubt, the DYNS Common Stock received as result of the consummation of the Merger pursuant to the Business Combination Agreement); provided, however, that the foregoing shall not apply to any Transfer (A) to such Holder’s officers or directors, any affiliates or family member thereof or any of their affiliates; (B) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (C) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (D) in the case of an individual, pursuant to a qualified domestic relations order; (E)

by private sales or transfers made in connection with the transactions contemplated by the Business Combination Agreement; (F) pro rata to the direct or indirect partners, members or shareholders of such Holder or any related investment funds or vehicles controlled or managed by such persons or their respective affiliates in connection with the liquidation or dissolution thereof, and (G) by virtue of such Holder’s organizational documents upon liquidation or dissolution thereof; provided, that any transferee of any Transfer of the type set forth in clauses (A) through (G) must enter into a written agreement in form and substance reasonably satisfactory to Parent agreeing to be bound by this Agreement prior to the occurrence of such Transfer. For purposes of this Agreement, the “Lock-Up Release Date” means the earliest of (x)(i) with respect to the Shares listed on Schedule 1 hereto only (including any Shares for which such Shares may be exchanged or exercised for, or converted into, after the date hereof), the three year anniversary of the Closing, and (ii) with respect to all other Shares that Holder may hold as of the date hereof or may hereafter acquire, (A) the one year anniversary of the Closing, and (B) subsequent to the Closing, if the last reported sale price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalization and the like) for any 20 trading days within any 30 consecutive trading day period commencing at least 150 days after the Closing, then the trading day after the last trading day of such period, or (y) the date upon completion of a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the public stockholders of Parent having the right to exchange their DYNS Common Stock for cash, securities or other property. In furtherance of the foregoing, Parent hereby agrees to (i) place a revocable stop order on all Shares subject to Section 2(b), including those which may be covered by a registration statement, and (ii) notify Parent’s transfer agent in writing of such stop order and the restrictions on such Shares under Section 2(b) and direct Parent’s transfer agent not to process any attempts by any Holder to Transfer any Shares except in compliance with this Section 2(b).

Notwithstanding the foregoing, to the extent any Holder is granted a release or waiver to a substantially similar lockup to those set forth in the restrictions contained in this Section 2 prior to the Lock-Up Release Date 2, then all Holders subject to such restrictions shall be automatically granted a release or waiver from the restrictions contained in this Section 2 to the same extent, on substantially the same terms as and on a pro rata basis with, the Holder to which such release or waiver is granted.”

3.    Section 11 of the Agreement is hereby amended and restated to read as follows:

“Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by any of the Parties without the prior written consent of the other Parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the Parties and their respective successors and assigns. Notwithstanding the foregoing, the rights of waiver and release of Parent under this Agreement shall transfer automatically to the surviving legal entity or individual, whatever the case shall be, in the case of dissolution of Parent.”

4.    Schedule 1 of the Agreement is hereby amended and restated as set forth on Schedule 1 annexed hereto.

5.    This Amendment may be executed in two (2) or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.    Except as provided herein, all of the terms, covenants and conditions of the Agreement shall remain in full force and effect and are hereby ratified, confirmed and approved in their entirety. The Parties hereto agree to be bound by and subject to the terms of the Agreement.

7.    This Amendment (together with the schedule hereto, the Agreement and the Business Combination Agremeent) constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, undertakings, representations and other arrangements, both written and oral, among the Parties with respect to the subject matter hereof.

8.    The provisions of Section 8.3 (Amendment), Section 8.5 (Governing Law), Section 8.6 (Fees and Expenses), Section 8.7 (Construction; Interpretation), Section 8.10 (Severability), Section 8.15 (Waiver of Jury Trial), Section 8.16 (Submission to Jurisdiction) and Section 8.18 (Trust Account Waiver) of the Business Combination Agreement shall apply to this Amendment mutatis mutandis as if set forth herein.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Amendment to the Company Stockholder Support Agreement as of the date first written above.

DYNAMICS SPECIAL PURPOSE CORP.

By:
Name:	Mostafa Ronaghi
Title:	Chief Executive Officer

[Signature Page to Amendment to Company Stockholder Support Agreement]

SENTI BIOSCIENCES, INC.

By:
Name:	Timothy Lu
Title:	Chief Executive Officer

[Signature Page to Amendment to Company Stockholder Support Agreement]

HOLDER

By:

Name:	[●]
Title:	[●]

[Signature Page to Amendment to Company Stockholder Support Agreement]

SCHEDULE 1

Holder	Number of Shares Held	Type	Address
[●]	[●]	Common	[●]
Options over common stock
Restricted Stock Units

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